HIGH NET WORTH INVESTORS--CAPITAL APPRECIATION
--------------------------------------------------------------------------------

Alliance Select
Investor Series
Small Cap Growth Portfolio

Annual Report
October 31, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
November 30, 2001

Dear Shareholder:

The following report highlights the performance and investment strategy of Alliance Select Investor Series Small Cap Growth Portfolio (the "Portfolio") for the reporting period ended October 31, 2001.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Portfolio's investment policies, which are aggressive, focus on stocks of companies with relatively small market capitalizations that are demonstrating improving fundamentals and favorable earnings momentum. The management team may seek to enhance returns through short sales, leverage, options, futures, and forward contracts. These techniques provide the opportunity to reap greater returns but entail greater risks than more traditional investment strategies. The Portfolio is designed for sophisticated investors who appreciate the potential and the risks inherent in such strategies.

Investment Results

The following table provides performance data for the Portfolio and its benchmark, the Russell 2500 Growth Index, for the six-month and since inception periods ended October 31, 2001.

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                      --------------------------
                                                             Total Returns
                                                      --------------------------
                                                                         Since
                                                      6 Months       Inception**
--------------------------------------------------------------------------------
ASIS Small Cap Growth Portfolio
     Class A                                           -19.10%         -24.60%
--------------------------------------------------------------------------------
     Class B                                           -19.35%         -25.00%
--------------------------------------------------------------------------------
     Class C                                           -19.35%         -25.00%
--------------------------------------------------------------------------------
Russell 2500 Growth Index                              -15.69%         -26.93%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher forecasted growth values. The unmanaged Russell 2500 Growth Index is comprised of 2500 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly


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                  ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      in an index, and its results are not indicative of the performance for any specific investment, including Alliance Select Investor Series Small Cap Growth Portfolio.

**    Inception date for all classes of shares 1/25/01.

      Additional investment results appear on page 6.

Hurt by a challenging environment for small-cap growth stocks, the Portfolio declined sharply during both the six-month and since inception periods ended October 31, 2001. For the six-month period, the Portfolio declined 19.10%, underperforming the Russell 2500 Growth Index of smaller-capitalization stocks which declined 15.69% over the same time frame. The Portfolio's under performance was derived from a modestly levered position during the late-summer sell-off of small-cap growth stocks, as well as poor stock selection in the health care and technology sectors. Sector allocations during the period neither helped nor hurt the Portfolio's relative returns. The Portfolio's short positions in the aggregate contributed positively to both absolute and relative returns.

For the period from inception through October 31, 2001, the Portfolio's Class A shares declined a disappointing 24.60%. Over the same time frame, the Russell 2500 Growth Index declined even further, 26.93%, reflecting the extremely difficult environment for small-cap growth investors. In fact, small-cap growth stocks (as represented by the Russell 2500 Growth Index) underperformed small-cap value stocks (as represented by the Russell 2500 Value Index) by more than 200%, under scoring the challenging investment environment for this style of stocks. Given the portfolio management team's discipline of investing in companies with faster-than-average growth rates, this style divergence made for a uniquely challenging environment.

Investment Strategy

The Portfolio's management team uses a bottom-up stock selection process that incorporates both fundamental and quantitative disciplines. We seek to identify companies that have strong, experienced management teams, strong market positions and the potential to support above average earnings growth.

Investment Review

Small-cap growth investors faced many challenges throughout the reporting period ended October 31, 2001. The economic slowdown that began late last year gained momentum and spread to virtually every sector of the economy. Companies failed to meet already downwardly revised earnings expectations, and future forecasts were cut


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2 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

further. Although investors showed a willingness to look through many of these challenges early in the period, bad news coming out of second-quarter earnings reports led to another sharp leg down across the small-cap growth universe.

The attacks of September 11 only served to exacerbate what was already a difficult investment environment. While many stocks regained their post-September 11 losses by the end of October, there have been few indications to suggest that fundamentals have returned to pre-attack levels.

Looking beyond the market's volatility, the overall weakness in small-cap growth stocks was severe and widespread. All major economic sectors posted negative returns for the period. By far, the most challenging groups were technology and telecommunications, both of which gave up more than 25% of their value. Health care, consumer staples and financial services sectors were the three bright spots--relatively speaking--with each declining only in the 3.0%-4.0% range.

Perhaps not surprisingly, several of the Portfolio's best performers during the period were financial services companies. Two of these companies were insurance broker Arthur J. Gallagher & Co. and reinsurance company RenaissanceRe Holdings, Ltd. Both of these companies performed exceptionally well in the wake of the September terrorist attacks as investors anticipated strong future pricing trends. The Portfolio also enjoyed strong gains in several health care stocks including specialty pharmaceutical company SICOR, Inc., whose estimates were driven higher by strong acceptance of several key products. King Pharmaceuticals, Inc. also performed well as prescription data surrounding its important drug, Altace, exceeded expectations.

Despite the difficult environment for most technology stocks, several stocks in this sector actually added to the Portfolio's overall performance. Two standouts were integrated circuit suppliers Semtech Corp. and Aeroflex, Inc. Despite softening demand trends throughout most of the period, both of these stocks performed well in anticipation of an improvement in end-markets in 2002.
Another technology-related company that performed well during the period was CDW Computer Centers, Inc., a direct reseller of computers and related products. Its stock also benefited from improved demand trends expected in 2002.

Although there is a long list of poorly performing small-cap growth stocks throughout the period, several stocks in the Portfolio suffered disproportion-


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                  ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

ately and deserve further discussion. Within technology, e-business software developers Informatica Corp. and Actuate Corp. were two of the Portfolio's bigger disappointments, each losing more than 60% of their value during the period. Unable to sidestep broad cutbacks in information technology spending, both of these stocks were particularly susceptible to a severe correction, given their higher-than-average valuations.

Although health care, as a group, performed relatively well during the period, several of the Portfolio's health care investments performed poorly. Matrix Pharmaceutical fell sharply following an unfavorable ruling from the Food & Drug Administration (FDA) on one of the company's key products under development. Biosite Diagnostics, Inc., a maker of emergency diagnostic products also performed poorly, following lowered second half and 2002 guidance.

Absolute and relative returns for the Portfolio also benefited from short positions across the technology, consumer and industrial sectors. The Portfolio's best performing shorts included an Internet software provider, a casual dining operator and a provider of test preparation services.

Outlook

Despite disappointing performance over the past year, the small-cap market is likely to remain difficult over the near-term. Earnings expectations, already under pressure prior to the horrific events of September 11, are likely to be revised even lower as investors factor in a more severe and potentially more protracted slowdown than originally expected. The current outlook for small-cap growth stocks is further clouded by an increasingly risk averse investor base. Looking forward, however, we believe small-cap growth investors will be rewarded for their patience, as small-cap stocks have historically tended to be market leaders following periods of market adversity.

We have not made any wholesale changes to the Portfolio's current positioning subsequent to September's terrorist attacks. Sector allocations are largely in line with those of the Russell 2500 Growth Index. That said, the Portfolio's technology and health care sector weightings are both closer to market weight after maintaining an underweight position and an overweight position, respectively, since the Portfolio's inception. On the margin, incremental money has been put to work on companies whose fundamentals are likely to weather the current slowdown, as well as companies that are likely to be early beneficiaries of an economic recovery. Cognizant of the current environment, we have also taken a more selective approach to valuations. Finally, we are maintaining several opportunistic short positions within each sector whose fundamentals are believed to be at risk. As of October 31, the Portfolio's short position totaled roughly 7.0%.


--------------------------------------------------------------------------------
4 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO]           John D. Carifa

[PHOTO]           Bruce K. Aronow

Portfolio Manager, Bruce K. Aronow, has over 13 years of investment experience.

Thank you for your interest and investment in Alliance Select Investor Series Small Cap Growth Portfolio. We look forward to reporting to you again on market activity and the Portfolio's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce K. Aronow

Bruce K. Aronow
Vice President


--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2001

ALLIANCE SELECT INVESTOR SERIES
SMALL CAP GROWTH PORTFOLIO

INCEPTION DATES                         PORTFOLIO STATISTICS
                                        Net Assets ($mil): $3.9
Class A Shares
1/25/01
Class B Shares
1/25/01
Class C Shares
1/25/01

INDUSTRY BREAKDOWN

 27.5% Health Care
 22.4% Technology
 20.6% Consumer Services
  9.9% Finance
  7.8% Capital Goods                         [PIE CHART]
  5.1% Energy
  2.7% Basic Industry
  1.5% Transportation
  1.5% Consumer Staples
  1.0% Utilities

COUNTRY BREAKDOWN
 97.6% United States
  1.3% Canada
  0.5% Bermuda                               [PIE CHART]
  0.3% Ireland
  0.3% Israel

All data as of October 31, 2001. The Fund's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
October 31, 2001

                                                                    Percent of
Company                                     U.S. $ Value            Net Assets
--------------------------------------------------------------------------------
CIMA Labs, Inc.                                 $ 91,885                  2.3%
--------------------------------------------------------------------------------
CDW Computer Centers, Inc.                        82,890                  2.1
--------------------------------------------------------------------------------
Priority Healthcare Corp. Cl. B                   72,225                  1.8
--------------------------------------------------------------------------------
Iron Mountain, Inc.                               66,385                  1.7
--------------------------------------------------------------------------------
Intermune, Inc.                                   65,505                  1.7
--------------------------------------------------------------------------------
Orion Power Holdings, Inc.                        61,944                  1.6
--------------------------------------------------------------------------------
Electronic Arts, Inc.                             61,752                  1.6
--------------------------------------------------------------------------------
Performance Food Group Co.                        61,719                  1.6
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                 60,809                  1.6
--------------------------------------------------------------------------------
THQ, Inc.                                         59,760                  1.5
--------------------------------------------------------------------------------
                                                $684,874                 17.5%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2001

                                                 -------------------------------
                                                            Shares
                                                 -------------------------------
Purchases                                         Bought    Holdings 10/31/01
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.                3,200                3,200
--------------------------------------------------------------------------------
NRG Energy, Inc.                                   2,500                2,500
--------------------------------------------------------------------------------
Orion Power Holdings, Inc.                         2,400                2,400
--------------------------------------------------------------------------------
W-H Energy Services, Inc.                          2,400                2,400
--------------------------------------------------------------------------------
Action Performance Cos., Inc.                      2,200                2,200
--------------------------------------------------------------------------------
Electronics Boutique Holdings Corp.                1,800                1,800
--------------------------------------------------------------------------------
Fisher Scientific International, Inc.              1,800                1,800
--------------------------------------------------------------------------------
Southwest Bancorp of Texas, Inc.                   1,500                1,500
--------------------------------------------------------------------------------
THQ, Inc.                                          1,200                1,200
--------------------------------------------------------------------------------
Commerce Bancorp, Inc.                               700                  700
--------------------------------------------------------------------------------

                                                 -------------------------------
                                                            Shares
                                                 -------------------------------
Sales                                               Sold    Holdings 10/31/01
--------------------------------------------------------------------------------
Caremark Rx, Inc.                                  4,800                   -0-
--------------------------------------------------------------------------------
Cabletron Systems, Inc.                            3,000                   -0-
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc.                           2,000                   -0-
--------------------------------------------------------------------------------
ASM International NV                               2,000                   -0-
--------------------------------------------------------------------------------
Greater Bay Bancorp                                1,500                   -0-
--------------------------------------------------------------------------------
Biosite Diagnostics, Inc.                          1,500                   -0-
--------------------------------------------------------------------------------
C & D Technologies, Inc.                           1,200                   -0-
--------------------------------------------------------------------------------
Everest Re Group, Ltd.                             1,100                   -0-
--------------------------------------------------------------------------------
Cephalon, Inc.                                       800                   -0-
--------------------------------------------------------------------------------
Coflexip SA (ADR)                                    700                   -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2001

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-107.7%

Healthcare-29.6%
Biotechnology-5.4%
CV Therapeutics, Inc.(a) .......................            800     $     31,552
Intermune, Inc.(a)(b) ..........................          1,500           65,505
OSI Pharmaceuticals, Inc.(a) ...................            100            4,568
The Medicines Co.(a) ...........................          2,800           19,684
Transkaryotic Therapies, Inc.(a) ...............            700           26,642
Trimeris, Inc.(a)(b) ...........................          1,100           43,671
United Therapeutics Corp.(a)(b) ................          2,100           19,845
                                                                    ------------
                                                                         211,467
                                                                    ------------
Drugs-9.6%
AmerisourceBergen Corp.(a) .....................            344           21,865
Axcan Pharma, Inc. (Canada)(a)(b) ..............          5,100           54,774
CIMA Labs, Inc.(a)(b) ..........................          1,700           91,885
ICN Pharmaceuticals, Inc.(b) ...................          2,000           48,420
Medicis Pharmaceutical Corp. Cl. A(a)(b) .......            900           51,921
Noven Pharmaceuticals, Inc.(a) .................          1,800           38,592
OraPharma, Inc.(a) .............................          2,900           13,050
SICOR, Inc.(a) .................................          3,000           56,250
                                                                    ------------
                                                                         376,757
                                                                    ------------
Medical Products-7.6%
Aksys, Ltd.(a) .................................          1,600            8,176
Align Technology, Inc.(a) ......................          5,000           21,800
CryoLife, Inc.(a) ..............................            900           29,520
Cytyc Corp.(a)(b) ..............................          1,700           44,574
DUSA Pharmaceuticals, Inc.(a) ..................          1,700           16,660
Fisher Scientific International, Inc.(a)(b)  ...          1,800           53,820
Given Imaging, Ltd. (Israel)(a) ................          1,400           12,530
INAMED Corp.(a) ................................          1,400           26,670
Integra LifeSciences Holdings(a) ...............          1,100           32,340
Novavax, Inc.(a) ...............................          2,600           31,824
OraSure Technologies, Inc.(a) ..................            700            7,301
Therasense, Inc.(a) ............................            500           12,900
                                                                    ------------
                                                                         298,115
                                                                    ------------
Medical Services-6.5%
Albany Molecular Research, Inc.(a)(b) ..........          1,200           33,240
Beverly Enterprises, Inc.(a) ...................          2,600           19,474
Community Health Systems, Inc.(a) ..............            800           20,000
Cross Country, Inc.(a) .........................            300            6,117
LifePoint Hospitals, Inc.(a) ...................            800           24,944
MedCath Corp.(a) ...............................            600           11,886
Option Care, Inc.(a) ...........................          1,400           24,010
Priority Healthcare Corp. Cl. B(a)(b) ..........          2,500           72,225
Universal Health Services, Inc. Cl. B(a)(b)  ...          1,000           40,390
Ventiv Health, Inc.(a) .........................            600            2,382
                                                                    ------------
                                                                         254,668
                                                                    ------------


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8 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Miscellaneous-0.5%
HealthExtras, Inc.(a)(b) .......................          3,400     $     19,822
                                                                    ------------
                                                                       1,160,829
                                                                    ------------
Technology-24.2%
Computer Services-0.9%
Affiliated Computer Services, Inc. Cl. A(a)  ...            400           35,220
                                                                    ------------
Contract Manufacturing-2.5%
DDI Corp.(a)(b) ................................          3,400           30,702
Plexus Corp.(a) ................................          1,000           25,000
Semtech Corp.(a)(b) ............................          1,100           41,525
                                                                    ------------
                                                                          97,227
                                                                    ------------
Internet Media-0.9%
EarthLink, Inc.(a) .............................          2,400           35,160
                                                                    ------------

Networking Software-0.3%
Stratos Lightwave, Inc.(a) .....................          2,800           11,480
                                                                    ------------

Semiconductor Capital Equipment-1.6%
LAM Research Corp.(a)(b) .......................          1,500           28,440
Varian Semiconductor Equipment
   Associates, Inc.(a)(b) ......................          1,100           33,044
                                                                    ------------
                                                                          61,484
                                                                    ------------

Semiconductor Components-7.8%
ANADIGICS, Inc.(a)(b) ..........................          1,900           28,234
Brooks Automation, Inc.(a)(b) ..................            700           22,596
Conexant Systems, Inc.(a)(b) ...................          2,800           28,420
Cypress Semiconductor Corp.(a)(b) ..............          1,900           37,525
Elantec Semiconductor, Inc.(a)(b) ..............            900           29,421
Intersil Holding Corp.(a)(b) ...................          1,300           42,575
Micrel, Inc.(a)(b) .............................          1,400           35,210
Microchip Technology, Inc.(a)(b) ...............          1,600           49,952
Virata Corp.(a)(b) .............................          2,500           29,950
                                                                    ------------
                                                                         303,883
                                                                    ------------
Software-4.4%
Actuate Corp.(a)(b) ............................          5,100           21,165
Informatica Corp.(a)(b) ........................          3,200           29,664
MatrixOne, Inc.(a)(b) ..........................          2,100           11,550
Mercury Interactive Corp.(a) ...................            900           21,438
NetIQ Corp.(a)(b) ..............................          1,500           42,225
Quest Software, Inc.(a)(b) .....................          2,200           32,560
Vignette Corp.(a) ..............................          3,300           15,444
                                                                    ------------
                                                                         174,046
                                                                    ------------


--------------------------------------------------------------------------------
                  ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Miscellaneous-5.8%
Aeroflex, Inc.(a) ..............................          3,800     $     55,746
Amphenol Corp. Cl. A(a) ........................          1,200           53,460
Exar Corp.(a) ..................................          2,400           54,096
Power-One, Inc.(a) .............................          1,800           14,238
Tektronix, Inc.(a)(b) ..........................          2,600           51,220
                                                                    ------------
                                                                         228,760
                                                                    ------------
                                                                         947,260
                                                                    ------------
Consumer Services-22.2%
Advertising-0.4%
Getty Images, Inc.(a) ..........................          1,000           15,590
                                                                    ------------

Broadcasting & Cable-3.3%
Cox Radio, Inc.(a)(b) ..........................          2,000           43,400
Hispanic Broadcasting Corp.(a) .................          1,000           16,760
Mediacom Communications Corp. Cl. A(a) .........          2,400           32,208
Sirius Satellite Radio, Inc.(a) ................          2,000            4,980
ValueVision International, Inc. Cl. A(a) .......          2,400           32,736
                                                                    ------------
                                                                         130,084
                                                                    ------------
Entertainment & Leisure-5.7%
Action Performance Cos., Inc.(a) ...............          2,200           57,662
Electronic Arts, Inc.(a)(b) ....................          1,200           61,752
Take-Two Interactive Software, Inc.(a) .........          3,200           44,576
THQ, Inc.(a) ...................................          1,200           59,760
                                                                    ------------
                                                                         223,750
                                                                    ------------
Retail - General Merchandise-4.2%
American Eagle Outfitters, Inc.(a)(b) ..........            400           10,960
CDW Computer Centers, Inc.(a)(b) ...............          1,800           82,890
Electronics Boutique Holdings Corp.(a)(b) ......          1,800           55,890
Ultimate Electronics, Inc.(a) ..................            900           16,326
                                                                    ------------
                                                                         166,066
                                                                    ------------
Miscellaneous-8.6%
Career Education Corp.(a) ......................          1,500           39,105
Edison Schools, Inc.(a) ........................          1,300           24,505
Iron Mountain, Inc.(a)(b) ......................          1,700           66,385
MSC Industrial Direct Co., Inc. Cl. A(a)(b)  ...          2,900           47,560
ScanSource, Inc.(a) ............................          1,000           42,940
SmartForce Plc. (ADR) (Ireland)(a)(b) ..........            800           13,168
Strayer Education, Inc.(b) .....................          1,000           48,010
West Corp.(a)(b) ...............................          2,300           53,475
                                                                    ------------
                                                                         335,148
                                                                    ------------
                                                                         870,638
                                                                    ------------
Finance-10.6%
Banking - Money Center-1.3%
Commerce Bancorp, Inc. .........................            700           51,100
                                                                    ------------


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10 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Brokerage & Money Management-3.5%
A.G. Edwards, Inc. .............................            800     $     31,632
Affiliated Managers Group, Inc.(a) .............            500           30,850
BlackRock, Inc.(a) .............................            700           30,275
Southwest Bancorp of Texas, Inc.(a) ............          1,500           43,035
                                                                    ------------
                                                                         135,792
                                                                    ------------
Insurance-2.3%
Arthur J. Gallagher & Co.(b) ...................          1,100           40,194
Reinsurance Group of America, Inc. .............          1,000           31,570
RenaissanceRe Holdings, Ltd. (Bermuda) .........            200           19,296
                                                                    ------------
                                                                          91,060
                                                                    ------------
Miscellaneous-3.5%
AmeriCredit Corp.(a) ...........................            800           12,400
InterCept Group, Inc.(a) .......................          1,100           39,270
Investors Financial Services Corp.(b) ..........            800           42,320
Radian Group, Inc.(b) ..........................          1,300           44,031
                                                                    ------------
                                                                         138,021
                                                                    ------------
                                                                         415,973
                                                                    ------------
Capital Goods-8.4%
Electrical Equipment-3.5%
Alliant Techsystems, Inc.(a) ...................            400           34,904
Cabot Microelectronics Corp.(a) ................            600           39,768
L-3 Communications Holdings, Inc.(a) ...........            700           60,809
                                                                    ------------
                                                                         135,481
                                                                    ------------
Machinery-1.4%
Cooper Cameron Corp.(a)(b) .....................          1,100           42,900
Grant Prideco, Inc.(a) .........................          1,200           10,908
                                                                    ------------
                                                                          53,808
                                                                    ------------
Pollution Control-1.4%
Tetra Tech, Inc.(a)(b) .........................          2,100           54,348
                                                                    ------------

Miscellaneous-2.1%
Lennar Corp. ...................................            600           21,756
Orion Power Holdings, Inc.(a)(b) ...............          2,400           61,944
                                                                    ------------
                                                                          83,700
                                                                    ------------
                                                                         327,337
                                                                    ------------
Energy-5.5%
Domestic Producers-2.8%
Kerr-McGee Corp.(a) ............................            800           46,080
Newfield Exploration Co.(a) ....................          1,500           52,215
Pogo Producing Co. .............................            500           13,660
                                                                    ------------
                                                                         111,955
                                                                    ------------
Oil Service-2.7%
Spinnaker Exploration Co.(a)(b) ................          1,300           57,044
W-H Energy Services, Inc.(a) ...................          2,400           48,408
                                                                    ------------
                                                                         105,452
                                                                    ------------
                                                                         217,407
                                                                    ------------


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                 ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------

Basic Industry-2.9%
Chemicals-1.6%
OM Group, Inc. .................................            700    $     42,385
Solutia, Inc. ..................................          1,800          21,600
                                                                   ------------
                                                                         63,985
                                                                   ------------
Paper & Forest Products-1.3%
Pactiv Corp.(a) ................................          3,200          51,840
                                                                   ------------
                                                                        115,825
                                                                   ------------
Transportation-1.6%
Air Freight-1.6%
C.H. Robinson Worldwide, Inc. ..................          1,300          34,801
Expeditors International of Washington, Inc. ...            600          27,120
                                                                   ------------
                                                                         61,921
                                                                   ------------
Consumer Staples-1.6%
Food-1.6%
Performance Food Group Co.(a)(b) ...............          2,100          61,719
                                                                   ------------

Utilities-1.1%
Electric & Gas Utility-1.1%
NRG Energy, Inc.(a) ............................          2,500          44,175
                                                                   ------------

Total Common Stocks
   (cost $4,491,976) ...........................                      4,223,084
                                                                   ------------

SECURITIES SOLD SHORT-(7.0)%
7-24 Solutions, Inc.(a) ........................          4,000          (6,200)
Administaff, Inc.(a) ...........................            800         (17,992)
Aether Systems, Inc.(a) ........................          3,000         (20,910)
Alliance Imaging, Inc.(a) ......................          1,500         (18,375)
Aviron(a) ......................................          1,000         (33,300)
Black Box Corp.(a) .............................            400         (18,012)
FactSet Research Systems, Inc. .................          1,100         (27,225)
Penton Media, Inc. .............................          3,800         (26,410)
Protein Design Labs, Inc.(a) ...................          1,000         (33,010)
Sunrise Assisted Living, Inc.(a) ...............          1,300         (38,857)
SurModics, Inc.(a) .............................            600         (21,474)
Ulticom, Inc.(a) ...............................          1,200         (11,520)
                                                                   ------------

Total Securities Sold Short
   (proceeds $288,803) .........................                       (273,285)
                                                                   ------------

Total Investments, Net of Securities
   Sold Short-100.7%
   (cost $4,203,173) ...........................                      3,949,799
Other assets less liabilities-(0.7)% ...........                        (28,668)
                                                                   ------------

Net Assets-100% ................................                   $  3,921,131
                                                                   ============


--------------------------------------------------------------------------------
12 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a)   Non-income producing security.

(b) Securities, or a portion thereof, with an aggregate market value of $2,154,060 have been segregated to collateralize short sales.

      Glossary:

      ADR-American Depositary Receipt

See notes to financial statements.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2001

Assets
Investments in securities, at value (cost $4,491,976) ........      $ 4,223,084
Cash .........................................................          102,359
Due from broker for short sales ..............................           91,539
Receivable for investment securities sold ....................          103,528
Deferred offering costs ......................................           33,575
Dividends receivable .........................................               32
                                                                    -----------
Total assets .................................................        4,554,117
                                                                    -----------
Liabilities
Securities sold short, at value (proceeds $288,803) ..........          273,285
Payable for investment securities purchased ..................           24,396
Advisory fee payable .........................................           86,016
Payable to the Adviser for organizational expense ............           13,500
Payable for capital stock redeemed ...........................            2,840
Distribution fee payable .....................................            2,494
Accrued expenses and other liabilites ........................          230,455
                                                                    -----------
Total liabilities ............................................          632,986
                                                                    -----------
Net Assets ...................................................      $ 3,921,131
                                                                    ===========
Composition of Net Assets
Capital stock, at par ........................................      $       522
Additional paid-in capital ...................................        5,038,537
Accumulated net realized loss on investment
   transactions ..............................................         (864,554)
Net unrealized depreciation of investments
   and short sales ...........................................         (253,374)
                                                                    -----------
                                                                    $ 3,921,131
                                                                    ===========
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($1,381,329 / 183,240 shares of capital stock
   issued and outstanding) ...................................            $7.54
Sales charge--4.25% of public offering price ................               .33
                                                                          -----
Maximum offering price .......................................            $7.87
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($1,609,194 / 214,483 shares of capital stock
   issued and outstanding) ...................................            $7.50
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($930,608 / 124,151 shares of capital stock
   issued and outstanding) ...................................            $7.50
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
January 25, 2001* to October 31, 2001

Investment Income
Interest .........................................    $  16,604
Dividends (net of foreign taxes
   withheld of $51) ..............................        5,299     $    21,903
                                                      ---------
Expenses
Advisory fee .....................................       42,415
Distribution fee-Class A .........................        3,872
Distribution fee-Class B .........................       12,282
Distribution fee-Class C .........................        7,302
Custodian ........................................      117,290
Amortization of offering costs ...................      108,924
Administrative ...................................       87,000
Audit and legal ..................................       43,591
Printing .........................................       22,691
Directors' fees ..................................       20,725
Transfer agency ..................................       16,989
Organization expense .............................       13,500
Registration .....................................        6,690
Miscellaneous ....................................          828
                                                      ---------
Total expenses before interest ...................      504,099
Interest expense on short sales borrowings .......       17,510
                                                      ---------
Total expenses ...................................      521,609
Less: expenses waived and reimbursed
   by the Adviser (see Note B) ...................     (384,783)
                                                      ---------
Net expenses .....................................                      136,826
                                                                    -----------
Net investment loss ..............................                     (114,923)
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments and Short Sale
Transactions
Net realized loss on investment
   transactions ..................................                     (964,975)
Net realized gain on short sale transactions .....                      100,421
Net change in unrealized
   appreciation/depreciation of:
   Investments ...................................                     (268,892)
   Short sales ...................................                       15,518
                                                                    -----------
Net loss on investments ..........................                   (1,117,928)
                                                                    -----------
Net Decrease in Net Assets
   from Operations ...............................                  $(1,232,851)
                                                                    ===========

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                                    January 25,
                                                                      2001* to
                                                                    October 31,
                                                                        2001
                                                                    ===========
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................................      $  (114,923)
Net realized loss on investment and
   short sale transactions ...................................         (864,554)
Net change in unrealized appreciation/depreciation
   of investments and short sales ............................         (253,374)
                                                                    -----------
Net decrease in net assets from operations ...................       (1,232,851)
Capital Stock Transactions
Net increase .................................................        5,153,982
                                                                    -----------
Total increase ...............................................        3,921,131
Net Assets
Beginning of period ..........................................               -0-
                                                                    -----------
End of period ................................................      $ 3,921,131
                                                                    ===========

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

Alliance Select Investors Series, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of four portfolios, the Premier Portfolio, the Technology Portfolio, the BioTechnology Portfolio and the Small Cap Growth Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Small Cap Growth Portfolio. The Small Cap Growth Portfolio (the "Fund") commenced operations on January 25, 2001. The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or, if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by,


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign debt investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation/depreciation of investments.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $13,500 were charged to the Fund as incurred prior to commencement of operations. Offering expenses of $142,500 have been deferred and are being amortized on a straight-line basis over a one year period from the commencement date of operations.

5. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.


--------------------------------------------------------------------------------
18 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net operating losses and non-deductible expenses, resulted in a net decrease in accumulated net investment loss and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 2500 Growth Index (the "Index"). The performance period for each such month will be from February 1, 2001 through the current calendar month, until the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. For the period from February 1, 2001 through January 31, 2002, the Adviser will receive a minimum fee, payable monthly, equal to .75%, annualized, of the average daily net assets of the Fund for each day included in such annual period. The fee paid to the Adviser for this period may be increased to 1.75%, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the Index. The fee will equal 1.25%, annualized, if the performance of Class A shares equals the performance of the Index. For any period prior to February 1, 2001, the Adviser received a fee equal to .75%, annualized, of the average daily net assets of the Fund, without any performance adjustment.
During the period ended October 31, 2001, the effective advisory fee was at the annualized rate of 1.30% of the Fund's average daily net assets.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from January 25, 2001 (commencement of operations of the Fund) to January 31, 2002, to the extent necessary to prevent total Fund operating expenses from exceeding the annual rate of 3.25% of average daily net assets for Class A shares and 3.95% for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than January 31, 2004, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the period ending October 31, 2001 the Small Cap Growth Portfolio paid $13,500 of organization expenses to the Adviser. For the period ended October 31, 2001, expenses in the amount of $297,783 were waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended October 31, 2001, the Adviser agreed to waive its fees for such services. Such waiver amounted to $87,000.

The Fund compensates Alliance Global Investor Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $12,055 for the period ended October 31, 2001.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $600 from the sales of Class A shares and $39,133 and $207 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class B shares, respectively, for the period ended October 31, 2001.

Brokerage commissions paid on investment transactions for the period ending October 31, 2001 amounted to $14,324, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.


--------------------------------------------------------------------------------
20 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $254,299 and $257,346 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $11,391,758 and $6,324,030, respectively, for the period ended October 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the period ended October 31, 2001.

At October 31, 2001, the cost of investments for federal income tax purposes was $4,515,650. Accordingly, gross unrealized appreciation of investments was $369,562 and gross unrealized depreciation of investments was $662,128 resulting in net unrealized depreciation of $292,566 (excluding short sales).

At October 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $840,880, all of which expires in 2009.

Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of the replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                   ------------     ------------
                                                      Shares          Amount
                                                   ------------     ------------
                                                    January 25,     January 25,
                                                       2001* to        2001* to
                                                    October 31,     October 31,
                                                           2001            2001
                                                   ----------------------------
Class A
Shares sold                                             245,480     $ 2,402,376
--------------------------------------------------------------------------------
Shares redeemed                                         (62,240)       (541,631)
--------------------------------------------------------------------------------
Net increase                                            183,240     $ 1,860,745
================================================================================

Class B
Shares sold                                             235,979     $ 2,596,194
--------------------------------------------------------------------------------
Shares redeemed                                         (21,496)       (509,540)
--------------------------------------------------------------------------------
Net increase                                            214,483     $ 2,086,654
===============================================================================

Class C
Shares sold                                             130,635     $ 1,259,259
--------------------------------------------------------------------------------
Shares redeemed                                          (6,484)        (52,676)
--------------------------------------------------------------------------------
Net increase                                            124,151     $ 1,206,583
===============================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended October 31, 2001.

*     Commencement of operations


--------------------------------------------------------------------------------
22 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding For The Period

                                                      ------------  ------------   -----------
                                                        Class A       Class B        Class C
                                                      ------------  ------------   -----------
                                                       January 25,   January 25,   January 25,
                                                        2001(a) to    2001(a) to    2001(a) to
                                                       October 31,   October 31,   October 31,
                                                              2001          2001          2001
                                                      ----------------------------------------
Net asset value, beginning of period ..............      $   10.00     $   10.00     $   10.00
                                                      ----------------------------------------
Income From Investment Operations
Net investment loss(b)(c) .........................           (.21)         (.25)         (.26)
Net realized and unrealized loss on investment
  and short sale transactions .....................          (2.25)        (2.25)        (2.24)
                                                      ----------------------------------------
Net decrease in net asset value from operations ...          (2.46)        (2.50)        (2.50)
                                                      ----------------------------------------
Net asset value, end of period ....................      $    7.54     $    7.50     $    7.50
                                                      ========================================
Total Return
Total investment return based on net asset value(d)         (24.60)%      (25.00)%      (25.00)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........      $   1,381     $   1,609     $     931
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e) ......           3.75%         4.51%         4.53%
  Expenses, net of waivers/reimbursements,
    excluding interest expense on
    short sales borrowings(e) .....................           3.25%         3.95%         3.95%
  Expenses, before waivers/reimbursements(e) ......          15.99%        16.22%        15.90%
  Net investment loss, net of
    waivers/reimbursements(e) .....................          (3.06)%       (3.83)%       (3.87)%
Portfolio turnover rate ...........................            160%          160%          160%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of expenses waived by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(e)   Annualized.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 23

----------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
----------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance
Select Investor Series, Inc. Small Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Select Investor Series, Inc. Small Cap Growth Portfolio (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from January 25, 2001 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 14, 2001


--------------------------------------------------------------------------------
24 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

Refers to a distinct part of the economy, for example, the technology sector.

small capitalization

Refers to a company with a relatively small market capitalization.


--------------------------------------------------------------------------------
                 ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 25

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


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26 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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                 ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 27

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Bruce Aronow, Vice President
Thomas Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


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28 o ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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                 ALLIANCE SELECT INVESTOR SERIES SMALL CAP GROWTH PORTFOLIO o 29

Alliance Select Investor Series
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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